                                                                Exhibit 99(b)(2)


      THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of December 31, 1997, is entered into by LOUISIANA-PACIFIC CORPORATION (the "Revolving Borrower"), LOUISIANA-PACIFIC CANADA LTD. ("OLDCO"), LOUISIANA-PACIFIC CANADA PULP CO. ("NEWCO"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions parties to the Credit Agreement referred to below (collectively, the "Banks").

                                    RECITALS

      A. The Revolving Borrower, OLDCO, the Banks, and Agent are parties to the Credit Agreement dated as of January 31,1997 (the "Credit Agreement"), pursuant to which the Agent and the Banks have extended certain credit facilities to the Revolving Borrower and the Term Borrower.

      B. The Revolving Borrower has requested that the Agent and the Banks agree to permit NEWCO to assume the Term Loans and release OLDCO therefrom.

      C. The Revolving Borrower has also reported to the Agent and the Banks that it intends to dispose of certain assets during to 1998 calendar year, the fair market value of which will exceed ten percent (10%) of the total consolidated assets of the Revolving Borrower, thus requiring a waiver from the Majority Banks under Section 7.02(b) of the Credit Agreement

      D. The Banks now hereby wish to grant their consent to the disposition of certain asset of the Revolving Borrower, and the parties hereto wish to amend the Credit Agreement in certain respects as provided herein, all subject to the terms and conditions of this Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein or the context clearly indicates otherwise, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

            2. Amendments to the Credit Agreement. The following Sections of the Credit Agreement are hereby amended as follows:

                  (a) The preamble shall be amended by deleting
"Louisiana-Pacific Canada Ltd." and inserting "Louisiana-Pacific Canada Pulp Co." in its stead.

                  (b) Section 5.01 shall be amended by deleting the phrase "Each Borrower" and inserting the phrase "Revolving Borrower" in its stead; and deleting the phrase "such Borrower" and inserting the word "it" in its stead and inserting the following phrase after the semicolon at the end of the section:
"Term Borrower is a Nova Scotia Unlimited Liability Company duly organized and existing under the laws of the

Province of Nova Scotia, Canada, and is properly qualified or registered under the laws of every jurisdiction in which it is doing business of a nature that requires qualification or registration of entities not organized under the laws of such jurisdiction;"

                  (c) Subsection 8.01(j) shall be amended by inserting the phrase, "(either directly or through a wholly-owned subsidiary)" after the word "own" and inserting the phrase, "or such intermediate wholly-owned subsidiary" before the semicolon at the end of the Subsection.

                  (d) Schedule 10.02 shall be amended by deleting the name end title "William L. Hebert, Treasurer and CFO" from the contact information for Louisiana-Pacific Corporation and inserting the name and title "Lynn L. Miller, Assistant Treasurer" in its stead and by inserting the following name and contact information following the contact information for Louisiana-Pacific Corporation:

                   LOUISIANA-PACIFIC CANADA PULP CO.

                   Address for Notices:
                   Louisiana-Pacific Canada Pulp Co.
                   111 S.W. Fifth Avenue
                   Portland, OR 97204
                   Attn: Lynn L. Miller
                         Assistant Treasurer
                   Telephone: (503) 221-0800
                   Facsimile: (503) 796-0319

                  (e) Each reference to "Louisiana-Pacific Canada Ltd." in the Exhibits to the Credit Agreement, other than in Exhibits D-l, D-2, and D-3, shall be amended by substituting "Louisiana-Pacific Canada Pulp Co." in its stead.

            3. Release. The Agent and the Banks agree that, upon the Effective Date defined below, Louisiana-Pacific Canada Ltd. shall be released from its obligations as Term Borrower under the Credit Agreement, the Term Notes, and all agreements, documents, and certificates delivered pursuant to the Credit Agreement (collectively, the "Loan Documents").

            4. Consent to Disposition of Assets. The Banks hereby agree that the sale, lease, sale and lease back, exchange, transfer or other disposition, during the 1998 calendar year, of the assets listed in Schedule I to this Amendment shall be disregarded in calculating compliance with Subsection 7.02(b) of the Credit Agreement for the 1998 calendar year.

            5. Representations and Warranties. The Revolving Borrower, OLDCO and NEWCO hereby jointly and severally represent and warrant to the Agent and the Banks as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) On or before the Effective Date, NEWCO shall have been duly established as a Nova Scotia Unlimited Liability Company and the execution, delivery and performance by NEWCO of this Amendment and the Assumption Agreement of even date herewith shall have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental agency) in order to be effective and enforceable. On or before the Effective Date, the Loan Documents and the Assumption Agreement to which the Term Borrower is a signatory, as amended by this Amendment, shall constitute the legal, valid and binding obligations of NEWCO, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

                  (c) On the Effective Date, all representations and warranties of the Borrowers contained in Article V of the Credit Agreement as amended by this Amendment are true and correct, and will remain true and correct following the substitution of NEWCO for OLDCO as the Term Borrower.

            6. Effective Date. This Amendment will become effective on the first Business Day (the "Effective Date") upon which the Agent has received each of the following, in form and substance satisfactory to the Agent and each Bank, and with sufficient copies for each Bank:

                  (a) Amendment. This Amendment executed by the Revolving Borrower, OLDCO, NEWCO, the Agent, and each Bank and the Acknowledgement and Consent attached hereto executed by the Revolving Borrower;

                  (b) Resolutions; Incumbency.

                        (i) Copies of the resolutions of the Board of Directors of NEWCO approving and authorizing the execution, delivery and performance by the President of NEWCO on behalf of NEWCO of this Amendment and the other Documents being executed in connection herewith and the transactions contemplated hereby and thereby, certified as of the Effective Date by the Secretary of NEWCO; and

                        (ii) A certificate of the Secretary of NEWCO certifying the names and true signatures of the officers of NEWCO, authorized to execute, deliver and perform, as applicable, this Amendment on behalf of NEWCO, and all other documents to be delivered hereunder, as well as a certificate signed by the President of NEWCO stating that all representations and warranties contained herein are true and correct as of the Effective Date and that no Default or Event of Default exists as of the Effective Date;

                  (c) Organization Documents; Good Standing. Each of the following documents:

                        (i) the incorporation certificate of NEWCO certified by the Registrar of Joint Stock Companies (or similar applicable governmental authority) of the state of formation of NEWCO as of a recent date; and

                        (ii) a Status Certificate for NEWCO issued by the Registrar of Joint Stock Companies (or similar applicable governmental authority) of its state of incorporation or formation as of a recent date;

                  (d) Legal Opinions. opinion of Miller, Nash, Wiener, Hager & Carlsen LLP, as counsel to the Revolving Borrower, and an opinion of Law Office of Ivo R. Winter, as counsel to NEWCO, each addressed to the Agent and the Banks, in a form acceptable to the Majority Banks;

                  (e) Notes. Replacement Notes for each Bank that has elected to have its Loans so evidenced, that indicates the change of the Term Borrower pursuant to this Amendment, and that requests such a replacement Note before the Effective Date;

                  (f) Assumption of Obligations by NEWCO. An Assumption Agreement substantially in the form of Exhibit A; and

                  (g) Amendment Fee. Payment in immediately available funds of the amendment fee as previously agreed in the letter from the Agent to the Revolving Borrower dated December 11, 1997.

            7. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to grant similar consents or amendments under the same or similar circumstances in the future.

            8. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as modified by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) Borrower covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                   LOUISIANA-PACIFIC CORPORATION

                                   By: /s/ Ann Stevens
                                       ------------------------------------
                                   Title: Vice President, Treasurer and
                                          Chief Financial Officer
                                          ---------------------------------

                                   By: /s/ Lynn L. Miller
                                       ------------------------------------
                                   Title: Assistant Treasurer
                                          ---------------------------------


                                   LOUISIANA-PACIFIC CANADA PULP CO.

                                   By: /s/ Ann Stevens
                                       ------------------------------------
                                   Title: Vice President, Treasurer and
                                          Chief Financial Officer
                                          ---------------------------------

                                   By: /s/ Lynn L. Miller
                                       ------------------------------------
                                   Title: Assistant Treasurer
                                          ---------------------------------


                                   LOUISIANA-PACIFIC CANADA LTD.

                                   By: /s/ Ann Stevens
                                       ------------------------------------
                                   Title: Vice President, Treasurer and
                                          Chief Financial Officer
                                          ---------------------------------

                                   By: /s/ Lynn L. Miller
                                       ------------------------------------
                                   Title: Assistant Treasurer
                                          ---------------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Agent

                                   By: /s/ Christy R. Gerherd
                                       ------------------------------------

                                   Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank

                                   By: /s/ Christy R. Gerherd
                                       ------------------------------------

                                   Title: Vice President


                                   ABN AMRO BANK N.V.

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   ROYAL BANK OF CANADA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Agent

                                   By:
                                       ------------------------------------

                                   Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank

                                   By:
                                       ------------------------------------

                                   Title: Vice President


                                   ABN AMRO BANK N.V.

                                   By: /s/ David McGinnis
                                       ------------------------------------
                                   Title: David McGinnis, Vice President
                                          ---------------------------------

                                   By: /s/ Leif H. Olsson
                                       ------------------------------------
                                   Title: Leif H. Olsson, Senior Vice
                                          President
                                          ---------------------------------


                                   ROYAL BANK OF CANADA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Agent

                                   By:
                                       ------------------------------------

                                   Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank

                                   By:
                                       ------------------------------------

                                   Title: Vice President


                                   ABN AMRO BANK N.V.

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   ROYAL BANK OF CANADA

                                   By: /s/ Stephen S. Hughes
                                       ------------------------------------
                                   Title: STEPHEN S. HUGHES
                                          SENIOR MANAGER
                                          ---------------------------------

                                   SOCIETE GERERALE

                                   By: /s/ Maureen E. Kelly
                                       ------------------------------------
                                   Title: MAUREEN E. KELLY
                                          Vice President
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   SOCIETE GENERALE FINANCE (IRELAND) LIMITED

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   THE BANK OF NOVA SCOTIA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   SOCIETE GENERALE

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   SOCIETE GENERALE FINANCE (IRELAND) LIMITED

                                   By: /s/ R. Aland
                                       ------------------------------------
                                   Title: MANAGING DIRECTOR
                                          ---------------------------------

                                   By: /s/ Jacinta Loneoy
                                       ------------------------------------
                                   Title: Loan Administrator
                                          ---------------------------------


                                   THE BANK OF NOVA SCOTIA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   SOCIETE GENERALE

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   SOCIETE GENERALE FINANCE (IRELAND) LIMITED

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ David Keiff
                                       ------------------------------------
                                   Title: officer
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By: /s/ Timothy J. Storms
                                       ------------------------------------
                                   Title: TIMOTHY J. STORMS
                                          MANAGING DIRECTOR
                                          ---------------------------------


                                   FIRST NATIONAL BANK OF CHICAGO

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WACHOVIA BANK OF GEORGIA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   UNITED STATES NATIONAL BANK OF OREGON

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WELLS FARGO BANK, N.A.

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   FIRST NATIONAL BANK OF CHICAGO

                                   By: Mark A. Isley   /s/ Mark A. Isley
                                       ------------------------------------
                                   Title: First Vice President
                                          ---------------------------------


                                   WACHOVIA BANK OF GEORGIA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   UNITED STATES NATIONAL BANK OF OREGON

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WELLS FARGO BANK, N.A.

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   FIRST NATIONAL BANK OF CHICAGO

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WACHOVIA BANK OF GEORGIA

                                   By: /s/ John A. Whites
                                       ------------------------------------

                                   Title: Vice President
                                          ---------------------------------


                                   UNITED STATES NATIONAL BANK OF
                                   OREGON

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WELLS FARGO BANK, N.A.

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   FIRST NATIONAL BANK OF CHICAGO

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WACHOVIA BANK OF GEORGIA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   UNITED STATES NATIONAL BANK OF
                                   OREGON

                                   By: /s/ Janice T. Thead
                                       ------------------------------------

                                   Title: Vice President
                                          ---------------------------------


                                   WELLS FARGO BANK, N.A.

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   FIRST NATIONAL BANK OF CHICAGO

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WACHOVIA BANK OF GEORGIA

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   UNITED STATES NATIONAL BANK OF
                                   OREGON

                                   By:
                                       ------------------------------------
                                   Title:
                                          ---------------------------------


                                   WELLS FARGO BANK, N.A.

                                   By: /s/ Frieda Youngs
                                       ------------------------------------

                                   Title: Vice President
                                          ---------------------------------

                                   By: /s/ Ann
                                       ------------------------------------

                                   Title: Assistant Vice-President
                                          ---------------------------------

                                   THE BANK OF NEW YORK

                                   By: /s/ Robert Louk
                                       ------------------------------------
                                           Robert Louk

                                   Title: Vice President
                                          ---------------------------------